Stock-based Compensation	12 Months Ended
Dec. 31, 2018
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Stock-based Compensation	Stock-based Compensation
In June 2015, the Company's Board of Directors adopted the 2015 Equity Incentive Plan which became effective upon the pricing of the Company's initial public offering ("IPO"). The 2015 Equity Incentive Plan allows for the granting of stock options, stock appreciation rights ("SARs"), restricted stock awards, restricted stock units and other awards convertible into or otherwise based on shares of the Company's common stock. In April 2018, the Company's shareholders approved an amendment to the 2015 Equity Incentive Plan (collectively, the "2015 Plan") which increased the number of shares reserved under the 2015 Plan by 4,075,000. All stock-based awards granted post-IPO are granted under the 2015 Plan. The Company also sponsors an equity incentive plan (the "2012 Plan") which provides for the granting of similar awards. All awards granted under the 2012 Plan, with the exception of an insignificant number of options granted to certain non-employee directors vested upon the Company's IPO or shortly thereafter.
Stock Options
Stock options, valued using a closed form option-pricing model, granted by the Company vest in equal annual increments over four years.
The models utilized to value the stock options granted require the input of certain subjective assumptions, including (a) the expected stock price volatility, (b) the calculation of expected term of the award, (c) the risk-free interest rate and (d) expected dividends. Due to the lack of company-specific historical and implied volatility data, the Company has based its estimate of expected volatility on the historical volatility of a group of similar companies that are publicly traded. The historical volatility is calculated based on a period of time commensurate with the expected term assumption. The computation of expected volatility is based on the historical volatility of a representative group of companies with similar characteristics to the Company. The Company believes the group selected has sufficient similar economic and industry characteristics, and includes companies that are most representative of the Company. The Company uses the simplified method as prescribed by the SEC Staff Accounting Bulletin No. 107, Share-Based Payment, to calculate the expected term for the stock options granted to employees as it does not have sufficient historical exercise data to provide a reasonable basis upon which to estimate the expected term. The risk-free interest rate is based on a treasury instrument whose term is consistent with the expected life of the stock options. The expected dividend yield is assumed to be zero as the Company has no current plans to pay any dividends on its common stock.
There were no stock options granted during the year ended December 31, 2018. The key assumptions utilized in determining the fair value of the stock options granted during the years ended December 31, 2017 and 2016 are as follows for the various tranches:

	Time-Based Options
	Year Ended December 31,
	2017	2016
Assumptions:
Expected term (years)	6.25	6.25
Expected volatility	39.50%	42.00%
Risk-free interest rate	2.17%	1.59%
Expected dividend yield	—%	—%
For the stock option grants made during the years ended December 31, 2017 and 2016, the weighted-average strike price was $18.42 and $17.71, respectively. Additionally, all awards granted for the years presented expire ten years from the grant date.
The total fair value of the time-based stock options granted is being recognized into compensation expense over the requisite service period. For the years ended December 31, 2018, 2017 and 2016, compensation expense related to time-based options was $2.5 million, $3.4 million, and $3.5 million, respectively.
At December 31, 2018, the time-based stock options had unrecognized compensation expense related to nonvested options of $2.2 million which is expected to be recognized over a weighted-average remaining period of 1.6 years. Approximately $1.5 million is expected to be recognized into compensation expense in 2019 related to the time-based awards.
The following tables present combined stock option information under the 2012 Plan and the 2015 Plan as of and for the year ended December 31, 2018:

	Outstanding			Exercisable
Exercise Price	Options	Weighted- Average Remaining Contractual Term (In years)	Weighted- Average Exercise Price	Options	Weighted- Average Exercise Price
$6.64	2,536,104	4.1	$6.64	2,512,122	$6.64
$16.00 - $20.00	1,128,920	6.5	19.52	736,324	19.81
Total	3,665,024	4.8	$10.61	3,248,446	$9.63

	Options	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Term (In years)	Aggregate Intrinsic Value (In millions)
Outstanding at December 31, 2017	4,670,897	$10.76
Exercised	(725,816)	8.34
Expired	(74,390)	19.41
Forfeited	(205,667)	18.87
Outstanding at December 31, 2018	3,665,024	$10.61	4.8	$13.3
Exercisable at December 31, 2018	3,248,446	$9.63	4.5	$13.2

The Company received cash proceeds from the exercise of stock options of $6.1 million, $5.3 million and $7.0 million for the years ended December 31, 2018, 2017 and 2016, respectively. The total intrinsic value (the amount by which the stock price exceeds the exercise price of the option on the date of exercise) of the stock options exercised during the years ended December 31, 2018, 2017 and 2016 was $8.8 million, $8.7 million and $10.0 million, respectively.
At December 31, 2018, there were 2,439,170 time-based stock options outstanding and the weighted-average grant-date fair value of time-based stock options granted during the years ended December 31, 2017 and 2016 was $7.75 and $7.62, respectively. At December 31, 2018, there were 1,225,854 performance-based stock options outstanding.
Stock Appreciation Rights
At December 31, 2018, there were 96,836 time-based SARs and 110,944 performance-based SARs vested and outstanding related to the 2012 Plan and 35,475 time-based SARs outstanding and 26,604 time-based SARs vested related to the 2015 Plan. The SARs granted under the 2012 Plan and 2015 Plan have strike prices of $6.64 and $20.00 per share, respectively, vest in equal increments over four years, will expire ten years from the date of grant and will only be settled in cash. At December 31, 2018, there was a liability balance of $1.2 million related to all SARs, which is reported in accrued salaries, wages and other compensation in the Company's Consolidated Balance Sheets. For the year ended December 31, 2018, the Company recorded a $1.8 million benefit related to SARs as a result of the reduction in the fair value of the SARs. For the years ended December 31, 2017 and 2016, the Company recorded compensation expense of $0.6 million and $1.8 million, respectively, related to SARs.
Restricted Stock Awards
In 2016, 180,571 shares of restricted common stock were granted with a weighted-average fair value of $15.86 per share that vest at the end of three years. In 2017, 435,824 shares of restricted common stock were granted with a weighted-average fair value of $18.14 per share that vest in equal increments over three years in tranches. In 2018, 368,436 shares of restricted common stock were granted with a weighted-average fair value of $20.82, of which, 28,372 shares vest in equal increments over two years in tranches and 340,064 shares vest in equal increments over three years in tranches. During the years ended December 31, 2018, 2017 and 2016, 149,026, 98,091 and 68,650 shares of restricted stock were forfeited, respectively. At December 31, 2018, there were 592,108 restricted stock awards outstanding and there is unrecognized compensation expense of $7.6 million associated with these awards which is expected to be recognized over a weighted-average period of 1.9 years. For the years ended December 31, 2018, 2017 and 2016, the Company recorded compensation expense of $4.6 million, $3.1 million and $1.4 million, respectively, and approximately $4.2 million is expected to be recognized into compensation expense in 2019.
Restricted Stock Units
In 2016, 29,274 restricted stock units were granted with a fair value of $14.69 per share and vested one year from the date of grant. In 2017, 340,395 restricted stock units were granted with 33,051 vesting seven months from the grant date, 23,384 vesting one year from the date of grant and 283,960 vesting in equal increments over three years in tranches. In 2018, 243,895 restricted stock units were granted with 66,925 vesting one year from the date of grant, 14,400 vesting in equal increments over two years in tranches, 157,024 vesting in equal increments over three years in tranches and 5,546 vesting three years from the date of grant. The restricted stock units granted in 2018 and 2017 had a weighted-average fair value of $20.75 and $18.22 per share, respectively. During the years ended December 31, 2018 and 2017, 34,431 and 4,072 restricted stock units were forfeited, respectively. At December 31, 2018, there were 396,746 restricted stock units outstanding and there is unrecognized compensation expense of $4.0 million associated with these awards which is expected to be recognized over a weighted-average period of 1.8 years. For the years ended December 31, 2018, 2017 and 2016, the Company recorded compensation expense of $3.6 million, $2.0 million and $0.4 million, respectively, and approximately $2.4 million is expected to be recognized into compensation expense in 2019.
Performance Stock Units
In 2018 and 2017, the Company granted 140,535 and 87,202 performance stock units, respectively, with fair values of $20.92 and $18.42 per share, respectively. The performance stock units granted in 2017 contain a three-year performance period with a performance target based on return on invested capital and possible payouts ranging from 50% to 200% of the target awards. The performance stock units granted in 2018 contain a three-year performance period with performance targets based on adjusted EBITDA margin and free cash flow conversion and possible payouts ranging from 50% to 200% of the target awards. During the year ended December 31, 2018, 20,901 performance stock units were forfeited. The Company recorded compensation expense of $1.2 million and $0.4 million for the years ended December 31, 2018 and 2017, respectively, and approximately $1.5 million is expected to be recognized into compensation expense in 2019. At December 31, 2018, there were 206,836 performance stock units outstanding with a total of $2.5 million of unrecognized expense which is expected to be recognized over a weighted-average period of 1.8 years.